TERM SHEET

条款清单

for the Creation of a Joint Venture

为设立合资经营企业

between

介于

China Energy Storage Industry Co., Ltd. ("CES") and VRB Energy Inc. ("VRB Cayman")

中能储实业有限公司（"中能储"）和 VRB Energy Inc.（"VRB开曼"）

in respect of

关于

VRB Energy System (Beijing) Co., Ltd. ("VRB China")

普能（北京）能源科技有限公司（"VRB中国"）

for the

为

Manufacture and Sale of Vanadium Redox Flow Battery Systems

钒氧化还原液流电池系统的生产和销售

dated 23 September 2024

2024年9月23日

This Term Sheet dated 23 September 2024 contemplates the proposed creation of a 51/49 joint venture in respect of VRB China between CES and VRB Cayman which shall result from both CES's purchase of shares in VRB China from VRB Cayman and the increase in VRB China's share capital through CES's subscription (the "Transaction"). VRB China is currently a wholly owned subsidiary of VRB Cayman. VRB China also holds a 100% equity interest in VRB Energy Operations (Beijing) Co., Ltd. (北京普能世纪科技有限公司) established on 19 January 2007 (the "Operation Entity", together with VRB China and other subsidiaries owned by VRB China, the "VRB China Group"). CES is or shall be a wholly-owned subsidiary of Shanxi Red Sun Co., Ltd. prior to the execution of Definitive Agreements.

本条款清单日期为2024年9月23日，涉及由中能储和VRB开曼共同参与，拟组建一个51/49的VRB中国合资企业，该合资企业将通过中能储从VRB开曼购买VRB中国的股份以及中能储认购VRB中国增资的方式（"交易"）而成立。VRB中国目前是VRB开曼的全资子公司。VRB中国还100%持有于2007年1月19日成立的北京普能世纪科技有限公司（"运营实体"，与VRB中国及VRB中国持有的其他子公司统称为"VRB中国集团"）。中能储是或应在签署最终协议之前成为山西红太阳旅游开发有限公司的全资子公司。

The parties intend for the provisions in this Term Sheet to be fully binding. This Term Sheet does not purport to summarize all of the provisions that would be contained in the Definitive Agreements but summarizes the principal commercial terms and conditions of the Transaction. All parties acknowledge that further legal, tax, accounting and other terms will need to be settled in the Definitive Agreements, which will not affect these key commercial terms.

各方有意使本条款清单中的约定具有完全的约束力。本条款清单并非旨在总结最终协议包含的所有条款，而是概括了交易的主要商业条款和条件。各方承认，进一步的法律、税务、会计和其他条款将需在最终协议中确定，但该等其他条款不会影响前述主要商业条款。

The parties agree to meet in person in Beijing to negotiate and finalize the Definitive Agreements from Sunday 6 October to Monday 14 October and execute the Definitive Agreements no later than Tuesday 15 October in a signing ceremony to be held in Beijing. Subject to the Conditions Precedent to Execution and Completion being satisfied as set forth in this Term Sheet, the Transaction will close upon the execution of the Definitive Agreements and satisfaction of the Completion deliverables as set forth in the Definitive Agreements.

各方同意于10月6日（周日）至10月14日（周一）在北京会面，就最终协议进行谈判和定稿，并最迟于10月15日（周二）在北京举行签署仪式并签署最终协议。在本条款清单约定的签署和交割前提条件得到满足的前提下，交易将在最终协议签署并且在满足最终协议约定的交割交付文件时立即完成交割。

No. 序号	Term 条款	Description 说明

1.	Purpose: 目的：

The Purpose of the Transaction is to create a 51/49 joint venture through VRB China for the manufacture and sale of vanadium redox flow battery systems (the "Joint Venture"), of which 51% shall be owned by CES (and other CES group entities as reasonably approved by VRB Cayman (the "Approved Entity")) and 49% shall be retained by VRB Cayman.

交易目的在于通过VRB中国设立一家生产和销售钒氧化还原液流电池系统的51/49的合资企业（"合资企业"），其中51%由中能储（以及其他经VRB开曼合理批准的中能储集团实体（"被批准主体"））持有，49%由VRB开曼持有。

2.	Joint Venture Vehicle and Name: 合资企业载体及名称：	VRB Energy System (Beijing) Co., Ltd. and VRB China Group shall continue to operate under the "VRB Energy" name and branding. 普能（北京）能源科技有限公司和VRB中国集团应继续以"VRB Energy"的名称和品牌开展经营活动。

3.	Pre-Money Valuation of VRB China: VRB中国的交易前估值：	RMB 520 million (¥520,000,000) 人民币520,000,000元（¥520,000,000）

4.	Share Transfer and Capital Increase: 股份转让和增资：

The principal feature of the Transaction is the purchase by CES of shares of VRB China from VRB Cayman and the capital increase of VRB China through a new share subscription by CES in VRB China, all as set out in the Share Transaction Table appended to this Term Sheet as Appendix 1. The shares being transferred to CES shall have no encumbrance and are fully paid.

No. 序号	Term 条款	Description 说明

本交易的主要原则是中能储从VRB开曼购买VRB中国的股份，并通过中能储认购VRB中国新股的方式对VRB中国进行增资，前述所有交易步骤均于本条款清单附件1股权交易表列明。其中，所有转给中能储的股份应当是无任何权利负担、完成实缴的状态。

The intent of the Transaction is for CES to own 51% of VRB China on, or as soon as possible after, 16 October 2024 ("Completion") and the formation of the joint venture as of that time. Funding of VRB China after the Completion shall be pro rata and subject to a customary dilution formula.

本交易的意图是，中能储将在2024年10月16日或其后尽快拥有VRB中国51%的股权（"交割"），并于该时点成立合资企业。在交割之后，VRB中国的资金注入将按比例并遵循惯常的稀释公式进行。

5.	Completion: 交割：

CES shall become the owner of 51% of the share capital of VRB China (after the equitization of VRB Cayman's shareholder loans) on the date when it completes the first tranche of Capital Increase and paid the first transfer consideration in accordance with Appendix 1 of this Term Sheet. Completion will be deemed to occur on the date that CES comes to own 51% of the share capital of VRB China. The parties agree to use all reasonable efforts to satisfy all Conditions Precedent to Execution and Completion such that Completion can occur as soon as possible following the execution of this Term Sheet.

中能储应在按照本条款清单附件1完成第一笔增资款与第一笔股权转让对价支付的当日持有（VRB开曼的股东借款资本化之后的）VRB中国51%股权。在中能储持有VRB中国51%股权时，视为交割发生。各方同意尽一切合理努力以满足所有签署和交割前提条件，以使交割能够在签署本条款清单后尽快完成。

6.	Security and Interest 担保及利息

CES shall provide a share pledge of VRB China shares to VRB Cayman as security for all outstanding payments as stipulated in Appendix 1. The unpaid transfer payments due to VRB Cayman shall accrue no interest and are to be paid in United States dollars in full by wire transfer of immediately available funds to a bank account designated of VRB Cayman, such transfer to be made by June 30, 2025. Similarly, no interest shall be applied to unpaid capital increase amounts.

No. 序号	Term 条款	Description 说明

如本清单条款附件1约定，中能储应向VRB开曼提供VRB中国股权质押，作为对所有未付款项的担保。未支付的转让款项不计利息，并应于2025年6月30日前以美元全额通过电汇方式将可立即动用的资金汇入VRB开曼指定的银行账户。未支付的增资款项亦不计利息。

The release of the share pledge is also set forth in the Appendix 1.

解除股权质押安排亦详见本清单条款附件1。

7.	Taxes 税务

Parties will mutually review tax considerations in order to minimize the tax payable as a result of the Transaction.

各方将共同审查税务相关的考虑因素，以将本交易导致的应纳税额降至最低。

VRB Cayman will be responsible for its tax payment (if any), and CES will be entitled to withhold and make payment as required by the tax authority.

VRB开曼将自行承担其税费（如有），中能储将有权按税务机关的要求代扣代缴税款。

8.	Board of Directors of VRB China: VRB中国董事会：

From the Completion, the Board of Directors of VRB China (the "Board") will be set at 6 directors, with 2 nominees from VRB Cayman (who shall initially be Quentin Markin and Peter Zhou).

自交割起，VRB中国董事会（"董事会"）将由6名董事组成，其中VRB开曼提名2名董事（最初提名的董事应为Quentin Markin和Peter Zhou（周超））。

So long as VRB Cayman owns 20% of the share capital of VRB China, it shall be entitled to designate 2 of 6 directors on the Board. From the date that VRB Cayman has less than 20% of the share capital of VRB China but more than 10%, it shall be entitled to designate only 1 of 6 directors on the Board. Should VRB Cayman come to own less than 10% of the share capital of VRB China, it shall not be entitled to designate any directors on the Board.

只要VRB开曼持有VRB中国20%的股权，VRB开曼即有权提名董事会6名董事成员中的2名。自VRB开曼拥有VRB中国的股权少于20%但多于10%之日起，VRB开曼即有权提名董事会6名董事成员中的1名。如果VRB开曼持有VRB中国少于10%的股权，VRB开曼无权提名董事会任何董事。

The Board shall operate by majority vote unless otherwise required by law.

董事会应以多数票表决通过，法律另有规定的除外。

No. 序号	Term 条款	Description 说明

9.	Management of VRB China: VRB中国的管理：

From the Completion, the day-to-day management and operational functions of VRB China will be managed as directed by the Board, with CES determining:

自交割起，VRB中国的日常管理和经营职能将按照董事会的指示管理，并由中能储决定：

1. Necessary or advisable changes to the VRB China management team for operational requirements of the business.

为业务运营要求对VRB中国管理团队作出必要或合理的变动。

2. The Chief Executive Officer of VRB China.

VRB中国的首席执行官。

3. The creation of any other necessary or advisable senior management positions within the VRB China Group.

在VRB中国集团范围内，设立任何其他必要或合理的高级管理职位。

Unless changed in the Transition Plan, VRB China will continue to honor all existing employment agreements or consulting agreements (as applicable) in effect at the date of this Term Sheet with the current management and employees of VRB China. These agreements shall remain in effect notwithstanding the occurrence of the Completion.

除非过渡计划另有约定，VRB中国将继续遵守于本条款清单签署日有效的与VRB中国的现任管理层和雇员签订的所有现有雇佣协议或咨询协议（如适用）。即使出现交割，该等协议应持续有效。

The current Chief Executive Officer and senior management of VRB China will work with CES to develop a reasonable transition plan (the "Transition Plan") for all matters, including operational, financial, employment and other matters. The Transition Plan will cover the time period from the execution of Definitive Agreements until a mutual agreed date by CES and VRB Cayman and shall become a part of the Definitive Agreements.

VRB中国的现任首席执行官和高级管理人员将与中能储合作，就包括运营、财务、雇佣及其他事项在内的所有事宜制定一个合理的过渡计划（"过渡计划"）。该过渡计划将涵盖自签署最终协议之日起至中能储与VRB开曼双方共同商定日的期间，并成为最终协议的一部分。

No. 序号	Term 条款	Description 说明

10.	IP Arrangement: 知识产权安排：

CES acknowledges that VRB Cayman is in the process of establishing vanadium redox flow battery manufacturing in the United States of America through VRB Energy USA Inc. (the "VRB USA"), a wholly owned subsidiary of VRB Cayman, and/or through any entities under the common control of Ivanhoe Electric Inc. (the "IE") and/or VRB Cayman.

中能储确认，VRB开曼正在通过VRB开曼的全资子公司VRB Energy USA Inc.（"VRB美国"）和/或由Ivanhoe Electric Inc.（"IE"）和/或VRB开曼共同控制的任何实体，在美国建立钒氧化还原液流电池制造工厂。

CES also acknowledges that prior to the execution of Definitive Agreements, VRB Cayman will undertake a restructuring of existing intellectual property related to vanadium redox flow batteries (including but not limited to patents, trademarks, copyrights, trade names, know-how, engineering and manufacturing database, and software to design an operate the VRB-ESS (the "VRB IP")) as follows (the "Intellectual Property Reorganization"):

中能储还确认，在最终协议签署前，VRB开曼将对与钒氧化还原液流电池相关的现有知识产权（包括但不限于专利、商标、版权、商号、专有技术、工程和制造数据库，以及设计和运营VRB-ESS的软件（"VRB IP"））进行如下重组（"知识产权重组"）：

  The VRB IP currently registered (any reference to registered IPs in this Term Sheet includes registered intellectual property and pending applications for intellectual property) in the jurisdictions assigned to VRB China as identified on Appendix A attached hereto (collectively, the "VRB China Areas"), and currently owned by VRB China as identified on Appendix B-1 attached hereto, will be owned by VRB China, and the VRB IP currently registered in the VRB China Areas that is not currently owned by VRB China, as identified on Appendix B-2 attached hereto, whether currently owned by VRB Cayman or by any other entities, will be assigned by the applicable VRB entities to VRB China; any aforementioned VRB IP shall be a "VRB China IP";

对于目前在本条款清单附件A所列明的分配给VRB中国的管辖区域（统称"VRB中国区域"）注册（凡本条款清单中提及的注册知识产权，均包括已注册的知识产权及进行中的知识产权申请）的VRB IP，以及如本条款清单附件B-1所列明的目前属于VRB中国所有的VRB IP，将属于VRB中国所有；对于本条款清单附件B-2所列明的目前在VRB中国区域注册但目前不属于VRB中国所有的VRB IP，无论其目前属于VRB开曼或其他任何实体所有，均将由相关的VRB实体转让给VRB中国；按照该等方式处理的VRB IP，以下简称"VRB中国IP"；

No. 序号	Term 条款	Description 说明

  The VRB IP currently registered in the jurisdictions assigned to VRB Cayman or VRB USA as identified on Appendix A attached hereto (collectively, the "VRB Cayman/USA Areas"), and currently owned by VRB Cayman or VRB USA, as identified on Appendix C-1 attached hereto, will be owned by either VRB Cayman or VRB USA, and the VRB IP currently registered in the VRB Cayman/USA Areas that is not currently owned by VRB Cayman or VRB USA, as identified on Appendix C-2 attached hereto, will be assigned by the applicable VRB entities to VRB Cayman or VRB USA; any aforementioned VRB IP shall be a "VRB Cayman/USA IP";

对于目前在本条款清单附件A所列明的分配给VRB开曼或VRB美国的管辖区域（统称"VRB开曼/美国区域"）注册的VRB IP，以及如本条款清单附件C-1所列明的目前属于VRB开曼或VRB美国所有的VRB IP，将属于VRB开曼或VRB美国所有；对于本条款清单附件C-2所列明的目前在VRB开曼/美国区域注册但目前不属于VRB开曼或VRB美国所有的VRB IP，将由相关的VRB实体转让给VRB开曼或VRB美国；按照该等方式处理的VRB IP，以下简称"VRB开曼/美国IP"；

  With respect to the VRB IP consisting of patent applications that are currently filed under the Patent Cooperation Treaty ("PCT") but that have not yet been nationalized in any countries, the right to nationalize such patent applications in the VRB China Areas will be retained by VRB China and the right to nationalize such patent applications in the VRB Cayman/USA Areas will be assigned by VRB China to VRB Cayman or VRB USA; and

对于目前根据《专利合作条约》（"PCT"）提交但尚未在任何国家进行国家阶段专利申请的VRB IP，在VRB中国区域申请国内专利的权利将由VRB中国保有，在VRB开曼/美国区域申请国内专利的权利将由VRB中国转让给VRB开曼或VRB美国；以及

  Any other VRB IP not described in the foregoing paragraphs, including, without limitation, common law trademarks, copyrights, works of authorship, software, know-how, trade secrets, and all tangible embodiments of the foregoing (collectively, "VRB Non-Registered IP"), will be owned in the VRB Cayman/USA Areas by either VRB Cayman or VRB USA (and to the extent not currently owned in the VRB Cayman/USA Areas by VRB Cayman or VRB USA, will be assigned by the applicable VRB entities to VRB Cayman or VRB USA, including duplication and transfer of the tangible embodiments thereof), and the VRB Non-Registered IP will be owned in the VRB China Areas by VRB China (and to the extent not currently owned by VRB China, will be transferred by the applicable VRB entities to VRB China).

No. 序号	Term 条款	Description 说明

对于任何前述条款中未提及的其他VRB IP，包括但不限于普通法商标、版权、著作权、软件、专有技术、商业秘密以及所有前述内容的有形载体（统称为"VRB非注册IP"），在VRB开曼/美国区域的权利将属于VRB开曼或VRB美国所有（且在VRB开曼/美国区域中未由VRB开曼或VRB美国目前持有的部分，将由相关的VRB实体转让给VRB开曼或VRB美国，包括其有形载体的复制和转让）；而VRB非注册IP在VRB中国区域的权利将属于VRB中国所有（且未由VRB中国目前持有的部分，将由相关的VRB实体转让给VRB中国）。

The purpose of the Intellectual Property Reorganization is to ensure that:

知识产权重组的目的是确保：

(1) both parties have necessary VRB IP to operate in the respective jurisdictions shown on Appendix A attached hereto; and

（1）双方均拥有在本条款清单附件A所列明的各自管辖区内运营所需的必要VRB IP；以及

(2) Any VRB IP held by VRB Cayman/VRB USA is limited to VRB Cayman/USA Areas; subject to applicable laws, regulations, and competent authority's examinations and approvals, VRB Cayman/VRB USA should ensure that (x) all rights equivalent to, identical to, or equal to the VRB Cayman/USA patent rights have been obtained by VRB China within the VRB China Areas through the filing of corresponding patent applications, duplication, or other means (such procedures, the "IP Mirroring"), and (y) in the event VRB Cayman/VRB USA have not completed the IP Mirroring for certain VRB Cayman/USA patents, VRB China shall have the right to conduct IP Mirroring for such VRB Cayman/USA patent rights and VRB Cayman/VRB USA shall provide any necessary assistance to facilitate this process.

No. 序号	Term 条款	Description 说明

（2）对于VRB开曼/VRB美国持有的任何VRB IP，仅限于VRB开曼/美国区域内持有；受限于适用的法律法规及主管机关的审查，VRB开曼/VRB美国应当确保：（x）VRB中国已在VRB中国区域内通过申请同族专利、复制或其他合适的方式享有与VRB开曼/美国专利同族、相同或相等的全部权益（该等程序，下称"IP镜像"），和（y）在VRB开曼/VRB美国尚未就某些VRB开曼/美国专利进行IP镜像的情况下，VRB中国应有权就相关VRB开曼/美国专利实施IP镜像，并且VRB开曼/VRB美国应提供任何必要的协助以促成该过程。

Unless waived by the parties as a Condition Precedent to Execution, the Intellectual Property Reorganization shall be completed prior to the Completion, and VRB Cayman shall bear all relevant fees and expenses (including but not limited to all expenses to be paid to the IP related governmental authorities and/or the relevant service agencies in each areas). Certain carve-outs to patent protection and cross-licensing of newly developed IP inventions will be set out in the Cooperation Agreement.

除非各方放弃相关签署前提条件，否则知识产权重组应在交割之前完成且一切相关费用和成本（包括但不限于需要向各区域的知识产权相关政府部门和/或相关服务机构所支付的全部成本等）应当由VRB开曼承担。各方将在合作协议中约定专利保护的某些例外情形以及新开发知识产权发明的交叉许可条款。

11.	Cooperation Agreement: 合作协议

CES, VRB Cayman and VRB USA shall also negotiate a cooperation agreement on an arm's length basis (the "Cooperation Agreement") as part of the Definitive Agreements, which shall cover at least:

中能储、VRB开曼和VRB美国还应基于公平合理的原则谈判合作协议（"合作协议"），作为最终协议的一部分，该合作协议应至少包括：

1. Co-operation in identification of business opportunities outside of the United States and China, and a fair allocation of potential orders having regard to patent protection, cost, customer demands and capacity.

在寻找美国和中国以外的商业机会方面进行合作，并在考虑专利保护、成本、客户需求和产能的情况下公平分配潜在订单。

2. The potential sale of electrolyte, equipment, spare parts and other components for VRB batteries from VRB China to VRB USA, including certain preferred supplier arrangements between VRB USA and VRB China.

VRB中国向VRB美国潜在销售VRB电池的电解液、设备、备件和其他部件，包括VRB美国与VRB中国之间的某些优先供应商安排。

No. 序号	Term 条款	Description 说明

3. The provision of technical assistance from VRB China to VRB USA for establishing vanadium redox flow battery manufacturing in the United States of America for no consideration (with reimbursement by VRB USA of reasonable expenses incurred by VRB China in relation to such technical assistance to VRB USA). Following the commencement of such manufacturing in the United States, then the provision of technical assistance from VRB China to VRB USA will be provided on an at-cost basis with reimbursement by VRB USA of reasonable expenses incurred by VRB China in relation to such technical assistance to VRB USA (and vice-versa).

VRB中国将无偿向VRB美国提供技术支持（但VRB美国应报销VRB中国因向VRB美国提供技术支持产生的合理花费），以在美国建立钒氧化还原液流电池制造工厂。VRB美国工厂启动生产后，VRB中国将以成本价（但VRB美国应报销VRB中国因向VRB美国提供技术支持产生的合理花费）向VRB美国提供技术支持（反之亦然）。

4. The mutually agreed use of VRB related trademarks and marketing materials.

双方同意使用VRB相关商标和营销材料。

5. Support for the Intellectual Property Reorganization to the extent not completed by the time of the execution of the Definitive Agreements.

对直到最终协议签署时尚未完成的知识产权重组部分提供支持。

6. Cross-licensing of IP inventions between VRB China and VRB USA for new inventions/improvements to existing IP that is developed after Completion, and such arrangements shall be stated in the Definitive Agreements.

VRB中国和VRB美国应对交割后研发的新发明/现有知识产权的改进进行交叉许可。关于该等交叉许可的具体事宜应当在最终协议中列明。

7. Provisions stating that VRB China may fulfill orders in VRB Cayman/USA Areas under the following conditions:

No. 序号	Term 条款	Description 说明

有关VRB中国可以在以下情况下履行VRB开曼/美国区域内的订单的约定：

1) When VRB USA lacks sufficient overall manufacturing capacity to meet the customer's order,

当VRB美国总体上没有足够的生产能力满足客户订单时，

2) During the period before VRB USA establishes adequate manufacturing capacity in VRB Cayman/USA Areas,

 在VRB美国尚未在VRB开曼/美国区域内建立足够生产能力的期间，

3) When the end-use customer or ultimate beneficial owner is a PRC enterprise that requires the energy storage system for direct use in a VRB Cayman/USA Areas, provided this is not a structure designed to circumvent VRB USA's rights, or

当终端用户或最终受益所有人为中国企业，且该企业直接在VRB开曼/美国区域内使用储能系统时，前提是此架构设计并非为了规避VRB美国的权利，或

4) When the end-use customer or ultimate beneficial owner specifically requests and/or agrees that the orders be fulfilled by VRB China, provided this arrangement is not made to avoid fulfilling the orders through VRB USA.

当终端用户或最终受益所有人明确要求及/或同意由VRB中国履行订单时，前提是此安排并非为了规避通过VRB美国履行订单。

Although these orders fall within VRB Cayman/USA Areas, VRB USA shall take reasonable measures, such as licensing and sub-licensing, to ensure VRB China can use relevant intellectual properties for these purposes.

尽管这些订单涉及VRB开曼/美国区域，VRB美国应采取如许可和分许可等合理方式，确保VRB中国为了这些目的能够使用相关知识产权。

No. 序号	Term 条款	Description 说明

8. VRB Cayman and VRB USA shall agree not to sell or license their intellectual property (1) for an agreed period, or (2) to "Competitors" (to be defined), subject to applicable U.S. antitrust laws in both cases. This restriction shall not apply to, among other scenarios to be further agreed by all parties: a public change of control involving IE new financial investments into VRB USA from non-competitors; or an initial public offering (IPO) of VRB USA; provided that after such excepted transactions, investments or IPO, the VRB USA shall take reasonable steps to require the surviving entity to still comply with the same restrictions of sale or licensing to the extent applicable at that time. Outside of these exceptions, VRB China shall have a right of first refusal (ROFR) on any sale of intellectual property by VRB USA.

在遵守适用的美国反垄断法的前提下，VRB开曼和VRB美国将同意：（1）在约定的期限内不得出售或许可其知识产权，或（2）不得向"竞争对手"（待定义）出售或许可其知识产权。该等限制不适用于以下例外情况（以及其他后续各方一致同意的情形）：涉及IE的公开控制权变更交易；非竞争对手对VRB美国的新财务投资；或VRB美国的首次公开募股（IPO）；前提是该等交易、投资或IPO完成后， VRB美国应采取合理措施，确保存续的运营主体依然遵循届时适用的、前述关于知识产权出售或许可的限制。除上述例外情况外，VRB中国应对VRB美国出售的任何知识产权享有优先购买权（ROFR）。

9. VRB China shall agree not to register any current or future VRB IP, including the nationalization of any future PCT patent applications, in the VRB Cayman/USA Areas, and VRB Cayman and VRB USA shall agree not to register any current or future VRB IP, including the nationalization of any future PCT patent applications, in the VRB China Areas, provided that both VRB China and VRB USA may register in the VRB Cayman/USA Areas or the VRB China Areas (as applicable) any trademarks it adopts after the effective date of the Cooperation Agreement for the purpose of protecting against counterfeits.

VRB中国应同意不在VRB开曼/美国区域注册任何当前或未来的VRB IP，包括不在VRB开曼/美国区域基于任何未来的PCT专利申请进行相应的国内专利申请；VRB开曼和VRB美国应同意不在VRB中国区域注册任何当前或未来的VRB IP，包括不在VRB中国区域基于任何未来的PCT专利申请进行相应的专利申请，但为保护商标免受侵权之目的，VRB中国和VRB美国均可以在VRB开曼/美国区域或VRB中国区域（按适用情形）注册任何其在合作协议生效日之后采用的商标。

No. 序号	Term 条款	Description 说明

12.	Conditions Precedent to Execution and Completion: 签署和交割前提条件：

Parties agree that prior to execution of the Definitive Agreements and Completion of the Transaction, the following conditions must be satisfied:

各方同意在签署交易最终协议和完成交割前，以下条件必须得到满足：

Before execution：

签署前：

1. The Transition Plan shall have been developed and agreed to the satisfaction of each party.

过渡计划应已制定并达成，并令每一方满意。

2. The Intellectual Property Reorganization shall have been completed in a manner to the satisfaction of CES, VRB Cayman and VRB USA.

知识产权重组应已经以令中能储、VRB开曼和VRB美国满意的方式完成。

3. The Board of Directors (and, if applicable, the shareholders) of each party shall have approved the Definitive Agreements and the Transaction.

每一方的董事会（如适用，及其股东）应已批准最终协议和交易。

4. Agreements shall have been entered into with BCPG Public Company Limited (the "BCPG") or other similar means have been obtained such that no default or event of default shall occur under its July 2021 Convertible Bond Subscription Agreement or Convertible Bond as a result of the Transactions.

已与BCPG Public Company Limited（"BCPG"）签订协议或者以其他类似方式取得同意，以确保交易不会导致其2021年7月可转换债券认购协议或可转换债券项下发生任何违约或违约事件。

5. BCPG shall provide a signed conversion notice, having agreed to convert its Convertible Bond to equity (ordinary shares) in VRB Cayman at a valuation not less than RMB520 million, as well as a signed application for shares of VRB Cayman, subject to Completion.

BCPG应提供一份签署的转换通知，以同意在交割的前提下，以不低于人民币5.2亿元的估值将其可转换债券转换为VRB开曼的股权（普通股），并提供一份VRB开曼股票的签署申请。

No. 序号	Term 条款	Description 说明

6. Immediately after the execution of this Term Sheet, VRB Cayman shall provide all necessary technical and operational support to CES for constructions of electrolyte factory and production line in Changzhi or any other cities designated by CES (the "CES Construction"), and approve the budget for CES Construction.

签署本条款清单之后，VRB开曼应立即向中能储提供在长治或其他中能储指定城市建设电解液厂和产线（"中能储建厂"）的所有必要技术和运营支持，并且批准中能储建厂的预算。

7. Immediately after the execution of this Term Sheet, VRB China shall provide all necessary assistance to support the implementation of the matters contemplated by this Term Sheet, including transition planning, accounting and tax analysis and preparation, government filings and approvals, applications for government funding, and other operational matters.

签署本条款清单之后，VRB中国应立即提供一切必要的协助，以支持本条款清单所约定事项的实施，包括过渡规划、会计和税务分析及准备、政府备案和审批、政府资金申请以及其他运营事项。

8. CES has completed its due diligence investigations of VRB China to its satisfaction.

中能储已对VRB中国完成其尽职调查，并对此感到满意。

Before Completion:

在交割前：

9. Equitization of all shareholder loans as of Completion between VRB Cayman and VRB China.

VRB开曼和VRB中国之间截至交割时的所有股东贷款实现资本化。

10. The obtaining of all necessary regulatory approvals or documents from or filings with the competent local authorities in China for the Completion, such as the Foreign Exchange Administration, and Tax Administration.

在相关当地政府部门获得交割所必要的交易监管批准、文件或备案，例如外汇管理局和税务管理局。

No. 序号	Term 条款	Description 说明

11. Other customary conditions to Completion (which do not include a due diligence condition, and the Completion shall occur on the assumption of debt-free basis).

其他惯常的交割前提条件（不包括尽职调查条件，交割应当在无债务假设基础上进行）。

13.	VRB China and VRB Cayman Obligations prior to Execution and Completion: VRB中国和VRB开曼的签署和交割前义务：

From the execution of this Term Sheet until the Completion of the Transaction, VRB China and VRB Cayman shall have the following obligations:

自本条款清单签署至交易交割完成，VRB中国和VRB开曼应承担以下义务：

1. Not to incur new financial indebtedness other than from VRB Cayman, subject to agreed exceptions.

除约定的例外情况外，不产生从VRB开曼以外获得的新的财务负债。

2. Not to pay any dividend or make any distribution to the shareholders of VRB China.

不向VRB中国的股东支付任何红利或进行任何分配。

3. To keep CES informed of all litigation regarding VRB China and not to commence any new litigation without the approval of CES.

使中能储知悉关于VRB中国的所有诉讼，且未经中能储批准不得提起任何新的诉讼。

4. To continue to run the business of VRB China in the ordinary course, subject to agreed exceptions.

除约定的例外情况外，在正常业务过程中继续经营VRB中国的业务。

14.	Interim VRB China Funding: VRB中国临时资金：

VRB Cayman will be responsible for funding between the date of this Term Sheet and the Definitive Agreement execution date, which will be equitized before the Completion.

VRB开曼在本条款清单签署日至最终协议签署日期间提供资金支持，该资金支持将在交割前一并资本化。

No. 序号	Term 条款	Description 说明

If requested by VRB China, CES will provide funding for VRB China prior to the Completion for working capital (estimated RMB 2,000,000) and which is not expected to be later than 30 days after the date of this Term Sheet. If additional costs are required for project expense (the "Project Expense"), CES will discuss with VRB Cayman and jointly approve such expenses. CES will have priority to provide funding for Project Expense.  All funding provided by CES will be interest free and deductible at Completion to offset capital increase amount set out in Appendix 1.

如VRB中国提出要求，中能储将在交割前为VRB中国提供流动资金支持（预估200万元人民币），该时间预计不超过本条款清单日期后的30天。如果项目支出（"项目费用"）需要额外费用，中能储将与VRB开曼讨论并共同批准这些费用。中能储将优先提供项目费用的资金支持。所有中能储提供的资金将不计利息，并在交割时用以抵扣附件1中列示的增资款项。

15.	Joint Venture Shareholder Approvals: 合资公司股东批准：

From the Completion, the following matters to be undertaken by VRB China shall require the approval of shareholders of VRB China holding at least 2/3 of the share capital of VRB China (and which shall be set out in the Joint Venture Agreement):

自交割起，VRB中国的下述事项应获得至少持有VRB中国2/3股本的股东的批准（应在合资协议中规定）：

1. Approval of the annual budget for VRB China and annual accounts (CES Construction pre-approved).

批准VRB中国的年度预算和年度账目（中能储建厂预算提前审批完成）。

2. VRB China's profit distribution and loss recovery plan.

VRB中国的利润分配和亏损弥补计划。

3. Any increase or decrease in VRB China's registered capital.

VRB中国注册资本的任何增加或减少。

4. The incurrence of any substantial financial indebtedness by VRB China (such amounts to be agreed in Definitive Agreements) including any shareholder loans, other than shareholder loans to support VRB China's liquidity requirements.

VRB中国发生任何重大财务负债（该等金额将在最终协议中约定），包括任何股东贷款（支持VRB中国流动性金额需求的股东贷款除外）。

5. The issuing of any equity or new shares of any nature to any person other than CES, VRB Cayman and/or their affiliates.

No. 序号	Term 条款	Description 说明

向除中能储、VRB开曼和/或其关联方以外的任何人发行任何性质的任何股权或新股。

6. The granting of security over any intellectual property or other assets of VRB China or the shares of any of its affiliates.

在 VRB中国的任何知识产权或其他资产或其任何关联方的股份上设置担保。

7. The licensing of any intellectual property to any person other than CES, VRB Cayman and/or their affiliates.

向除中能储、VRB开曼和/或其关联方以外的任何人许可任何知识产权。

8. Any merger, division, dissolution, liquidation, or change in the company form of VRB China.

VRB中国的任何合并、分立、解散、清算或公司形式变更。

9. Any transfer of any existing shares of VRB China to any person other CES, VRB Cayman and/or their affiliates, except in compliance with Tag-Along Rights or in connection with a public exchange listing of VRB China.

向除中能储、VRB开曼和/或其关联方以外的任何人转让 VRB中国的任何现有股份，但根据随售权或与 VRB中国的公开交易所上市相关的转让除外。

10. Any acquisition of assets by VRB China where equity in VRB China is to be issued as consideration.

VRB中国的任何资产收购且VRB中国的股权将被发行作为对价。

11. Any material disposition of assets by VRB China, other than ordinary course transactions.

VRB中国的任何重大资产处置，但日常交易除外。

12. Material related party transactions, other than transactions with CES or its affiliates contemplated by an approved annual budget.

重大关联方交易，但与中能储或其关联方根据批准的年度预算所涉及的交易除外。

No. 序号	Term 条款	Description 说明

13. Any amendment to or restatement of VRB China's Articles of Association. VRB中国的章程的任何修订或重述。

16.	Restriction on Transfer of Shares before Completion: 交割前股权转让限制：	Neither VRB China nor VRB Cayman shall, while this Term Sheet is in effect, sell, transfer, or otherwise dispose of the shares of VRB China. VRB中国及VRB开曼均不得在本条款清单有效期内出售、转让或以任何方式处置VRB中国股权。

17.	Tag-Along Rights: 随售权：

VRB Cayman shall be provided customary tag-along rights in the Definitive Agreements ("Tag-Along Rights") such that VRB Cayman shall be entitled to tag-along on any sale transaction proposed to be made by CES to any third party. The Tag-Along Rights shall be in proportion to the number of shares of VRB China to be sold by CES, and on the same terms and conditions. Transfer to affiliates and a public exchange listing of VRB China shall be excluded and shall not trigger Tag-Along Rights.

VRB开曼应在最终协议中被赋予惯常的随售权（"随售权"），VRB开曼有权在中能储拟与任何第三方进行的任何出售交易中随售。随售权应与中能储拟出售的VRB中国的股份数量成比例，并且根据相同的条款和条件出售。向关联方的转让和 VRB中国的公开交易所上市应被排除在外，且不应触发随售权。

18.	Definitive Agreements: 最终协议：

The Definitive Agreements shall constitute:

最终协议应包含：

1. Purchase, Sale, and Investment Agreement between VRB China, VRB Cayman and CES providing for the share transfers and capital increases.

VRB中国、VRB开曼和中能储就股份转让和增资签订的购买、出售和投资协议。

2. Joint Venture Agreement between VRB China, VRB Cayman and CES governing their ongoing relationship in VRB China, which shall include customary shareholders rights and restrictions (including but not limited to restrictions on transfer of shares to the competitors and right of first refusal).

VRB中国、VRB开曼和中能储就其在VRB中国的持续关系签订的合资协议，其应当包括惯常股东权利和限制（包括但不限于禁止向竞争对手转让股权的限制和优先购买权）。

No. 序号	Term 条款	Description 说明

3. Security Agreement between VRB Cayman and CES.

VRB开曼和中能储签订的担保协议。

4. Cooperation Agreement between VRB China, VRB USA, and CES.

VRB中国、VRB美国和中能储签订的合作协议。

5. Transition Plan mutually agreed by VRB Cayman and CES.

中能储和VRB开曼同意的过渡计划。

19.	Confidentiality: 保密：

The Definitive Agreements shall contain customary confidentiality provisions protecting the confidentiality of all proprietary and confidential information disclosed or exchanged during the course of the Transaction, and provide that such confidential information shall be used solely for the purposes of agreement and shall not be disclosed to third parties without the express written consent of the disclosing party but with customary carve-outs for disclosure required by law, stock exchange rules and legal process.

最终协议应包含惯常的保密条款，保护在交易过程中披露或交换的所有专有和保密信息的机密性，该等保密信息应仅用于协议目的，且未经信息披露方明确书面同意，不得向第三方披露，但应包含法律、证券交易规则和法律程序所要求的惯常披露除外。

The terms and content of this Term Sheet, including its existence, shall be treated as confidential information and each party shall not disclose such confidential information to any person without other parties' consent except if required by law.

本清单条款的条款及内容（包括其存在）应被视为保密信息，未经其他方同意，各方不得向任何主体披露该等保密信息，法律要求的情况除外。

IE shall be permitted to publicly file this Term Sheet and any of the Definitive Agreements if required by US securities laws.

如美国证券法要求，IE应被允许公开提交本条款清单和任何最终协议。

Additionally, the parties shall work together to prepare press releases announcing the execution of this Term Sheet.

此外，各方应共同准备新闻稿，公告本条款清单的签署。

No. 序号	Term 条款	Description 说明

20.	Exclusivity 排他：

Each party hereto agrees to negotiate in good faith and on an exclusive basis during the period beginning on the date of this Term Sheet and ending at 11:59 p.m. (Beijing time) on 30 November 2024 (the "Exclusivity Period").

各方同意在自本条款清单协议签署之日起至2024年11月30日晚11:59（北京时间）（"排他性期限"）的期间内进行善意且排他性的协商。

21.	Governing Law: 适用法律：	Laws of the People's Republic of China. 中华人民共和国法律

22.	Language: 语言：

This Term Sheet (and the Definitive Agreements) shall be prepared in both the English language and in the Chinese language, with the Chinese language prevailing in the case of inconsistency.

本条款清单（和最终协议）应以中文和英文编制，在出现不一致时，应以中文为准。

23.	Dispute Resolution: 争议解决：

Any disputes arising from or related to this Term Sheet shall be resolved through friendly negotiations between the parties. If an agreement cannot be reached, either party shall submit to Beijing Arbitration Commission for arbitration in accordance with its rules of arbitration in effect at the time of applying for arbitration. The seat of arbitration shall be Beijing. The arbitral award is final and binding upon all parties.

因本条款清单产生的或与本条款清单有关的任何争议应由各方通过友好协商解决。如无法达成一致，任何一方可提请北京仲裁委员会按照该会现行仲裁规则进行仲裁。仲裁地在北京，仲裁裁决是终局的，对各方均有约束力。

24.	Termination: 终止：

This Term Sheet shall automatically terminate in all respects if the Definitive Agreements are not executed by 30 November 2024, provided that the Confidentiality, Governing Law and Dispute Resolution terms shall remain in effect. In the event this Term Sheet is terminated, the parties shall have no further obligations with respect to the matters contemplated herein, provided, that (i) VRB China shall return to CES any interim funding provided by CES to VRB China, without interest or penalty; (ii) CES will reimburse VRB China for reasonable expenses incurred by VRB China after the signing of this Term Sheet and prior to its termination for expenses or costs incurred in giving effect to these transactions that would not have otherwise been incurred only if the termination of this Term Sheet is due to reasons solely attributed by CES; and (iii) CES' failure to complete payment in accordance with Appendix 1 shall not be deemed a breach of this Term Sheet (except following the execution of Definitive Agreements where the failure to make payment in accordance with the Definitive Agreements will be a breach of the Definitive Agreements).

No. 序号	Term 条款	Description 说明

如果最终协议未能在2024年11月30日前签署，本条款清单将在所有方面自动终止，但保密、适用法律和争议解决条款应继续有效。在本条款清单终止的情况下，各方对本条款清单所约定的事项不再承担任何义务，但(i)VRB中国应向中能储退还中能储向VRB中国提供的任何临时资金，不计利息或罚款； (ii)仅在本条款清单因仅可归因于中能储的原因而终止的情况下，中能储应就本条款清单签署后至终止时VRB中国为使该些交易生效所产生，并且原本不会产生的合理费用补偿VRB中国；以及(iii)中能储未按照附件1完成付款不应视为对本条款清单的违反（除非在最终协议签署后，未能完成付款根据最终协议构成对于最终协议的违反）。

[signing page follows]

[下接签署页]

The parties execute this Term Sheet effective as of the date set forth below.

各方签署本条款清单，自下文所述日期起生效。

This Term Sheet is signed on September 23, 2024.

本条款清单于2024年9月23日签署。

Each party signing below represents and warrants that it has the authority to sign for the respective company.

在下文签字的每一方陈述并保证，其有权代表各自的公司签字。

Signed for and on behalf of CHINA ENERGY STORAGE INDUSTRY CO., LTD.:

代表中能储实业有限公司签署：

/s/ Zeshuai Han
Name: Zeshuai Han
Title: Executive Director

姓名：韩泽帅

职务：执行董事

Signed for and on behalf of VRB ENERGY INC.:

代表 VRB Energy Inc.签署：

/s/ Quentin Markin
Name: Quentin Markin

Title: Director

姓名：Quentin Markin

职务：董事

Signed for and on behalf of VRB ENERGY SYSTEM (BEIJING) CO., LTD.:

代表普能（北京）能源科技有限公司签署：

/s/ Charles Ge
Name: Charles Ge

Title: Interim Chief Executive Officer

姓名：葛启明

职务：临时首席执行官

APPENDIX 1

附件 1

(see Excel Calculation)

																	RMB
Year/年		2024			2025												Total
Quarter/季度		第4季度 Q4			第一季度 Q1			第二季度 Q2			第三季度 Q3			第四季度 Q4
Month/月		10	11	12	1	2	3	4	5	6	7	8	9	10	11	12	Total
股权收购 Transfer Consideration	USD	10,000,000.00								10,000,000.00							20,000,000.00
增资款 Capital Increase	RMB	90,000,000.00			30,000,000.00			50,000,000.00			20,000,000.00			20,000,000.00		39,734,693.88	249,734,693.88
中能储持股比例 Shares Percentage of CES		51%			51%			51%		51%	51%			51%		51%
预算 Budget	固投预算 Investment budget
电解液工厂投资 electrolyte plant	50,000,000.00	15,000,000.00			15,000,000.00			15,000,000.00						5,000,000.00			50,000,000.00
产线工厂（长治） production line plant（Changzhi City）	40,000,000.00	12,000,000.00			12,000,000.00			12,000,000.00						4,000,000.00			40,000,000.00
产线工厂（怀化） production line plant（Huaihua City）	25,000,000.00	7,500,000.00			7,500,000.00			7,500,000.00						2,500,000.00			25,000,000.00
研发费用 R&D		3,000,000.00			3,000,000.00			3,000,000.00			3,000,000.00			3,000,000.00			15,000,000.00
管理费用 Management expenses		5,000,000.00	5,000,000.00	5,000,000.00	5,000,000.00	5,000,000.00	5,000,000.00	5,000,000.00	5,000,000.00	5,000,000.00	5,000,000.00	5,000,000.00	5,000,000.00	5,000,000.00	5,000,000.00	5,000,000.00	75,000,000.00
剩余资金 Cash		47,500,000.00	42,500,000.00	37,500,000.00	25,000,000.00	20,000,000.00	15,000,000.00	22,500,000.00	17,500,000.00	12,500,000.00	24,500,000.00	19,500,000.00	14,500,000.00	15,000,000.00	10,000,000.00	44,734,693.88
总质押股权 Total No. of Shares Pledged		29.98%			26.08%			19.58%		10.36%	7.76%			5.16%		0.00%
解质押股权 Share to be Released					3.90%			6.50%		9.22%	2.60%			2.60%		5.16%

投前估值 Pre-money Valuation	520,000,000.00
投后估值 Post-money Valuation	769,734,693.88
人民币/美元汇率 Exchange Rate	7.10
USD 1M对应人民币 RMB Corresponding to USD 1M	71,000,000.00

APPENDIX A

附件 A

(see attached)

Appendix A

VRB China and VRB Cayman/USA Areas

VRB China:

Asia (including China, Hong Kong, India, Japan, South Korea, Philippines, Vietnam, Taiwan, Thailand, Indonesia, Russia, Mongolia, Brunei Darussalam, Krygyzstan, Belarus, Armenia, Azerbaijan, Georgia, Cambodia, Democratic People's Republic of Korea, Kazakhstan, Laos, Sri Lanka, Malaysia, Oman, Singapore, Syrian Arab Republic, Tajikistan, Turkmenistan, Uzbekistan, Vietnam)

Middle East (including Saudi Arabia, Abu Dhabi, Dubai, Qatar, Bahrain, United Arab Emirates, Iraq, Iran, Jordan, Kuwait)

Africa (including South Africa, Nigeria, Angola, DRC, Egypt, Burkina Faso, Benin, Botswana, Congo, Central Africa Republic, Côte d'Ivoire, Cameroon, Cabo Verde, Djibouti, Algeria, Gabon, Ghana, Gambia, Guinea, Equatorial Guinea, Guinea-Bissau, Kenya, Comoros, Liberia, Lesotho, Libya, Morocco, Madagascar, Mali, Mauritania, Mauritius, Malawi, Mozambique, Namibia, Niger, Rwanda, Seychelles, Sudan, Sierra Leone, Senegal, Sao Tome and Principe, Eswatini, Chad, Togo, Tunisia, United Republic of Tanzania, Uganda, Zambia, Zimbabwe)

VRB Cayman:

North America (including USA, Canada, Mexico)

Oceana (Australia, New Zealand, Papua New Guinea, Samoa)

South America (including Chile, Brazil, Colombia, Ecuador, Peru, )

Europe (including Albania, Austria, Belgium, Switzerland, Cyprus, Czechia, Denmark, UK, France, Germany, Estonia, Spain, Finland, Italy, Greece, Croatia, Hungary, Ireland, Iceland, Liechtenstein, Lithuania, Luxembourg, Latvia, Monaco, Moldova, Montenegro, North Macedonia, Malta, Netherlands, Norway, Poland, Portugal, Romania, Serbia, Sweden, Slovenia, Slovakia, San Marino, Türkiye, Ukraine)

Israel

Central America (including Belize, Costa Rica, Guatemala, Honduras, Nicaragua, Panama, El Salvador)

Caribbean (including Antigua and Barbuda, Barbados, Cuba, Dominica, Dominican Republic, Grenada, Jamaica, Saint Kitts and Nevis, Saint Lucia, Trinidad and Togabo, Saint Vincent and the Grenadines)

Balkans (including Bosnia and Herzegovina, Bulgaria)

APPENDIX B-1

附件 B-1

(see attached)

Appendix B-1

VRB China Registered Patents

Owned by VRB China1

Country	Title	Application No.	Date Filed	Patent No.	Owner
China	WIRELESS CHARGING AND DISCHARGING DEVICE FOR FLOW BATTERY	2017205193372	May 10, 2017	ZL201720519337.2	VRB Energy Operations (Beijing) Co., Ltd.
China	COMPLEX CARBON FELT FLOW CHANNEL	2017205151079	May 10, 2017	ZL201720515107.9	VRB Energy Operations (Beijing) Co., Ltd.
China	FLOW FRAME FOR NEW TYPE FLOW BATTERY	2017205154715	May 10, 2017	ZL201720515471.5	VRB Energy Operations (Beijing) Co., Ltd.
China	FLOW BATTERY SYSTEM FOR VARIABLE FREQUENCY DRIVER	2017205194290	May 10, 2017	ZL201720519429.0	VRB Energy Operations (Beijing) Co., Ltd.
China	FLOW BATTERY ELECTRODE WITH NEW TYPE FLOW FIELD	2017205151064	May 10, 2017	ZL201720515106.4	VRB Energy Operations (Beijing) Co., Ltd.
China	BLACK START DEVICE FOR FLOW BATTERY	2017205150343	May 10, 2017	ZL201720515034.3	VRB Energy Operations (Beijing) Co., Ltd.
China	A SEALING STRUCTURE FOR A CELL STACK AND A NON-INLET POSITION OF A CELL STACK	2018100604777	Jan 22, 2018		VRB Energy Operations (Beijing) Co., Ltd.
China	A POWER SUPPLY SYSTEM, STACK GROUYP AND STACKS	2018201075070	Jan 22, 2018	ZL201820107507.0	VRB Energy Operations (Beijing) Co., Ltd.
China	A POWER SUPPLY SYSTEM, STACK GROUP AND STACKS	2018100592977	Jan 22, 2018		VRB Energy Operations (Beijing) Co., Ltd.
China	A SEALING STRUCTURE FOR A CELL STACK AND A NON-INLET POSITION OF A CELL STACK	2018201074932	Jan 22, 2018		VRB Energy Operations (Beijing) Co., Ltd.
China	A FLOW BATTERY SYSTEM AND ITS CELL STACK	2018100651744	Jan 23, 2018		VRB Energy Operations (Beijing) Co., Ltd.
China	A FLOW BATTERY AND ITS BIPOLAR PLATE STRUCTURE	2018201145995	Jan 23, 2018		VRB Energy Operations (Beijing) Co., Ltd.
China	A FLOW BATTERY AND ITS BIPOLAR PLATE STRUCTURE	2018100638580	Jan 23, 2018		VRB Energy Operations (Beijing) Co., Ltd.

1To the extent permissible, VRB China retains the right to file applications in Taiwan claiming priority to any of the Chinese patents/applications listed in Exhibit B-1.

1

Country	Title	Application No.	Date Filed	Patent No.	Owner
China	A CARBON FELT AND A FLOW BATTERY STACK THAT USING THE CARBON FELT	2018100641988	Jan 23, 2018		VRB Energy Operations (Beijing) Co., Ltd.
China	A FLOW BATTERY SYSTEM AND ITS CELL STACK	2018201165306	Jan 23, 2018		VRB Energy Operations (Beijing) Co., Ltd.
China	A CONDUCTIVE FLOW BATTERY AND ITS LEAKAGE DETECTION DEVICE	2018201166084	Jan 23, 2018	ZL201820116608.4	VRB Energy Operations (Beijing) Co., Ltd.
China	A CONDUCTIVE FLOW BATTERY AND ITS LEAKAGE DETECTION DEVICE	2018100646021	Jan 23, 2018		VRB Energy Operations (Beijing) Co., Ltd.
China	A CELL STACK TRANSPORTATION ASSEMBLY AND A CELL STACK TRANSPORTATION DEVICE	2018201242533	Jan 24, 2018		VRB Energy Operations (Beijing) Co., Ltd.
China	A CELL STACK TRANSPORTATION ASSEMBLY AND A CELL STACK TRANSPORTATION DEVICE	2018100688185	Jan 24, 2018		VRB Energy Operations (Beijing) Co., Ltd.
China	COMPOSITE VANADIUM FLOW BATTERY	2018201242228	Jan 24, 2018	ZL201820124222.8	VRB Energy Operations (Beijing) Co., Ltd.
China	A CELL STACK AND ITS ASSEMBLY TOOLING	2018101334775	Feb 9, 2018	ZL201810133477.5	VRB Energy Operations (Beijing) Co., Ltd.
China	A CELL STACK AND ITS ASSEMBLY TOOLING	2018202407054	Feb 9, 2018	ZL201820240705.4	VRB Energy Operations (Beijing) Co., Ltd.
China	A POWER SUPPLY SYSTEM AND POWER SUPPLY METHOD	2018101463687	Feb 12, 2018		VRB Energy Operations (Beijing) Co., Ltd.
China	POLYMER COMPOSITE BIPOLAR PLATES, METHOD OF PREPARATION THEREOF AND VANADIUM FLOW BATTERY	2018104421065	May 10, 2018		VRB Energy Operations (Beijing) Co., Ltd.
China	A PREPARATION METHOD OF AN INTEGRATED ELECTRODE AND A VANADIUM FLOW BATTERY	201810631681X	Jun 19, 2018		VRB Energy Operations (Beijing) Co., Ltd.
China	NON-CROSSLINKED ANION-EXCHANGE MEMBRANE AND ITS PREPARATION METHOD, CROSSLINKED ANION-EXCHANGE MEMBRANE AND ITS PREPARATION METHOD AND VANADIUM FLOW BATTERY	2018109531199	Aug 21, 2018		VRB Energy Operations (Beijing) Co., Ltd.

2

Country	Title	Application No.	Date Filed	Patent No.	Owner
China	INTEGRATED COLLECTOR PLATE, ITS PREPARATION METHOD AND APPLICATION	2018109531201	Aug 21, 2018	ZL201810953120.1	VRB Energy Operations (Beijing) Co., Ltd.
China	A SHELF FOR SCISSOR LIFT AND A SCISSOR LIFT	2019212693964	Aug 6, 2019	ZL201921269396.4	VRB Energy Operations (Beijing) Co., Ltd.
China	A BATTERY CONTROL DEVICE AND METHOD	2019107274819	Aug 7, 2019	ZL201910727481.9	VRB Energy Operations (Beijing) Co., Ltd.
China	SURFACE RESISTANCE TEST EQUIPMENT FOR ION EXCHANGE MEMBRANES FOR VANADIUM FLOW BATTERY	201922189501X	Dec 6, 2019	ZL201922189501.X	VRB Energy Operations (Beijing) Co., Ltd.
China	A METHOD FOR RECOVERING VANADIUM, MOLYBDENUM, NICKEL AND ALUMINUM FROM SPENT CATALYST IN PETROLEUM REFINING	2020115092069	Dec 18, 2020	ZL202011509206.9	VRB Energy Operations (Beijing) Co., Ltd.
China	A METHOD FOR RECOVERING VANADIUM-NICKEL FROM POOR QUALITY PETROLEUM COKE	2021103497815	Mar 31, 2021	ZL202110349781.5	VRB Energy Operations (Beijing) Co., Ltd.
China	A METHOD FOR RECOVERING VANADIUM, NICKEL AND ALUMINUM FROM SULFURIC ACID-RIPENED LEACH SOLUTION	2021103466785	Mar 31, 2021	ZL202110346678.5	VRB Energy Operations (Beijing) Co., Ltd.
China	ALUMINUM END PLATE (HIGH POWER REACTOR CASTING TYPE)	202130403301X	Jun 28, 2021	ZL202130403301.X	VRB Energy Operations (Beijing) Co., Ltd.
China	ALUMINUM END PLATE (VANADIUM FLOW BATTERY CASTING TYPE)	2021304029457	Jun 28, 2021	ZL202130402945.7	VRB Energy Operations (Beijing) Co., Ltd.
China	A VANADIUM BATTERY AND ITS CELL STACK	2021218220980	Aug 3, 2021		VRB Energy Operations (Beijing) Co., Ltd.
China	A FLOW BATTERY TESTING PLATFORM	2021217993411	Aug 3, 2021	ZL202121799341.1	VRB Energy Operations (Beijing) Co., Ltd.
China	A VANADIUM FLOW BATTERY SOC BALANCING SYSTEM	2021112874586	Nov 2, 2021	ZL202111287458.6	VRB Energy Operations (Beijing) Co., Ltd.
China	A VANADIUM FLOW BATTERY DECENTRALIZED SCALE-UP SYSTEM	202111288951X	Nov 2, 2021		VRB Energy Operations (Beijing) Co., Ltd.
China	A VANADIUM FLOW BATTERY SOC BALANCING SYSTEM STRUCTURE AND ITS CONTROL METHOD	2021115950524	Dec 23, 2021		VRB Energy Operations (Beijing) Co., Ltd.

3

Country	Title	Application No.	Date Filed	Patent No.	Owner
China	A METHOD FOR PREPARING VANADIUM ELECTROLYTE FOR VANADIUM FLOW BATTERY	2022100693067	Jan 20, 2022		VRB Energy Operations (Beijing) Co., Ltd.
China	A METHOD AND DEVICE FOR ACCURATELY CONTROLLING THE REDUCTION VALENCE STATE OF HIGH-PURITY VANADIUM PENTOXIDE	2022100686788	Jan 20, 2022		VRB Energy Operations (Beijing) Co., Ltd.
China	A BATTERY MANAGEMENT CONTROL SYSTEM FOR FLOW BATTERY	2022203503587	Feb 21, 2022	ZL202220350358.7	VRB Energy Operations (Beijing) Co., Ltd.
China	HIGH-POWER STACKS FOR VANADIUM BATTERIES	2022107884972	Jul 6, 2022		VRB Energy Operations (Beijing) Co., Ltd.
China	HIGH-POWER STACKS FOR VANADIUM BATTERIES	2022217300535	Jul 6, 2022		VRB Energy Operations (Beijing) Co., Ltd.
China	AN INTEGRATED ELECTRODE FOR VANADIUM FLOW BATTERY AND ITS PREPARATION METHOD	2022107941655	Jul 7, 2022		VRB Energy Operations (Beijing) Co., Ltd.
China	CARBON FELT AND BIPOLAR PLATE RESISTANCE TEST TOOLS	2022108086255	Jul 11, 2022		VRB Energy Operations (Beijing) Co., Ltd.
China	A VANADIUM FLOW BATTERY BIPOLAR PLATE AND ITS PREPARATION METHOD	202210876126X	Jul 25, 2022		VRB Energy Operations (Beijing) Co., Ltd.
China	CELL STACK	2023301578752	Mar 28, 2023	ZL202330157875.2	VRB Energy Operations (Beijing) Co., Ltd.
China	A FLOW STACK SYSTEM	202321135424X	May 11, 2023		VRB Energy Operations (Beijing) Co., Ltd.
China	A FLOW TRACK SYSTEM	2023211342007	May 11, 2023		VRB Energy Operations (Beijing) Co., Ltd.
China	FLOW BATTERY INTEGRATED ELECTRODE AND FLOW BATTERY	2023106108803	May 26, 2023		VRB Energy Operations (Beijing) Co., Ltd.
China	ALL-VANADIUM REDOX FLOW BATTERY CAPACITY RECOVERY METHOD	2023106598130	Jun 6, 2023	ZL 202310659813.0	VRB Energy Operations (Beijing) Co., Ltd.
China	A FLOW BATTERY SYSTEM AND CONTROL METHOD	2023107455882	Jun 21, 2023		VRB Energy Operations (Beijing) Co., Ltd.
China	FLOW BATTERY TESTING DEVICE	2023217182533	Jun 30, 2023	ZL202321718253.3	VRB Energy Operations (Beijing) Co., Ltd.

4

Country	Title	Application No.	Date Filed	Patent No.	Owner
China	BIPOLAR PLATE FOR FLOW BATTERY AND FLOW BATTERY	2023108392325	Jul 10, 2023	ZL 202310839232.5	VRB Energy Operations (Beijing) Co., Ltd.
China	INSULATION AND PROTECTION MECHANISMS, CONVEYING EQUIPMENT AND FLOW BATTERY STORAGE SYSTEMS	2023219575838	Jul 24, 2023		VRB Energy Operations (Beijing) Co., Ltd.
China	A HEAT EXCHANGER AND A FLOW STACK SYSTEM	2023219770046	Jul 25, 2023		VRB Energy Operations (Beijing) Co., Ltd.
China	BIPOLAR PLATE AIR TIGHTNESS TESTING DEVICE	2023219757179	Jul 25, 2023	ZL202321975717.9	VRB Energy Operations (Beijing) Co., Ltd.
China	AN ELECTROLYTE STORAGE TANK	202310969212X	Aug 2, 2023		VRB Energy Operations (Beijing) Co., Ltd.
China	FLOW BATTERY CLEANING DEVICE, CLEANING METHOD AND SYSTEM	2023109620282	Aug 2, 2023		VRB Energy Operations (Beijing) Co., Ltd.
China	AN ELECTRODE FOR FLOW BATTERY AND A FLOW BATTERY	2023110225636	Aug 14, 2023		VRB Energy Operations (Beijing) Co., Ltd.
China	FLOW BATTERY BUBBLE DETECTION DEVICE, DETECTION METHOD, SYSTEM AND STORAGE MEDIUM	2023111471727	Sep 7, 2023		VRB Energy Operations (Beijing) Co., Ltd.
China	A FLOW BATTERY BUBBLE DETECTION DEVICE, DETECTION METHOD, SYSTEM AND STORAGE MEDIUM	2023111527690	Sep 7, 2023		VRB Energy Operations (Beijing) Co., Ltd.
China	FLOW BATTERY DEGASSING DEVICE, DEGASSING METHOD, SYSTEM AND STORAGE MEDIUM	2023111540430	Sep 7, 2023		VRB Energy Operations (Beijing) Co., Ltd.
China	A BIPOLAR PLATE AND A COLLECTOR PLATE OF FLOW BATTERY	2023111745055	Sep 13, 2023		VRB Energy Operations (Beijing) Co., Ltd.
China	ALL-VANADIUM REDOX FLOW BATTERY SYSTEM	2023113455540	Oct 18, 2023		VRB Energy Operations (Beijing) Co., Ltd.
China	PROCESSING SYSTEM AND METHOD OF FLOW BATTERY SYSTEM	2023115115079	Nov 13, 2023		VRB Energy Operations (Beijing) Co., Ltd.
China	METHOD AND SYSTEM OF ELECTROLYTE MONITORING	2023114979647	Nov 13, 2023		VRB Energy Operations (Beijing) Co., Ltd.
China	A LIQUID FLOW BATTERY THERMAL STORAGE SYSTEM	2023116114618	Nov 29, 2023		VRB Energy Operations (Beijing) Co., Ltd.

5

Country	Title	Application No.	Date Filed	Patent No.	Owner
China	INTEGRATED ELECTRODE AND FLOW BATTERY SYSTEM	2023116690716	Dec 7, 2023	ZL202311669071.6	VRB Energy Operations (Beijing) Co., Ltd.
China	CONDUCTIVE SLURRY, PREPARATION METHOD, COMPOSITE ELECTRODE, AND FLOW BATTERY	2024100953082	Jan 23, 2024		VRB Energy Operations (Beijing) Co., Ltd.
China	BIPOLAR PLATE STRUCTURE AND ITS MANUFACTURING METHOD, LIQUID FLOW BATTERY	2024102992344	Mar 15, 2024		VRB Energy Operations (Beijing) Co., Ltd.
China	A Flow Battery System	2024102795933	Mar 12, 2024		VRB Energy Operations (Beijing) Co., Ltd.
Japan	POLYMER BLEND PROTON EXCHANGE MEMBRANE AND PREPARATION METHOD THEREOF	2011543962	Dec 4, 2009	5599819	VRB Energy Operations (Beijing) Co., Ltd.

6

VRB China Registered Trademarks

Owned by VRB China

Country	Mark	Status	Application No.	Registration No.	Class	Owner
Japan	VRBFLEX	Pending	A08T252	2024-85679	9	VRB Energy Operations (Beijing) Co., Ltd.
Japan	VRBPOD	Pending	A08T253	2024-85680	9	VRB Energy Operations (Beijing) Co., Ltd.
Taiwan	VRBFLEX	Pending	113053761		9	VRB ENERGY OPERATIONS (BEIJING) CO., LTD.
Taiwan	VRBPOD	Pending	113053762		9	VRB ENERGY OPERATIONS (BEIJING) CO., LTD.
Thailand	VRBFLEX	Pending	240137472		9	วีอาร์บี เอเนอร์จี้ โอเปอเรชั่นส์(เป่ยจิง) โค. แอลทีดี. (computer-generated English translation: VRB Energy Operations (Beijing) Co., Ltd.)
Thailand	VRBPOD	Pending	240137478		9	วีอาร์บี เอเนอร์จี้ โอเปอเรชั่นส์(เป่ยจิง) โค. แอลทีดี. (computer-generated English translation: VRB Energy Operations (Beijing) Co., Ltd.)

7

APPENDIX B-2

附件 B-2

(see attached)

Appendix B-2

VRB Cayman Registered Patents

To Be Assigned To VRB China

Country	Title	Application No.	Date Filed	Patent No.	Owner
India	ELECTROCHEMICAL BATTERY INCORPORATING INTERNAL MANIFOLDS	759DELNP2010	Sep 25, 2007	303399	VRB Energy Inc.
India	ELECTROCHEMICAL BATTERY INCORPORATING INTERNAL MANIFOLDS	201818034734	Sep 25, 2007	411268	VRB Energy Inc.
Republic of Korea	SYSTEMS AND METHODS FOR ASSEMBLING REDOX FLOW BATTERY REACTOR CELLS	1020147008704	Sep 14, 2012	10-2036388	VRB Energy Inc.

1

VRB Cayman Registered Trademarks

To Be Assigned To VRB China

Country	Mark	Status	Application No.	Registration No.	Class	Owner
China	Heartbeat Logo	Registered	4718865	4718865	9	VRB Energy Inc.
China	VRB POWER	Registered	4718867	4718867	9	VRB Energy Inc.
China	VRB KW-ESS	Registered	G1058676 (IR No. 1058676)	G1058676 (IR No. 1058676)	9	VRB Energy Inc.
China	VRB-ESS	Registered	4718866	4718866	9	VRB Energy Inc.
China	VRB MW-ESS	Registered	G1052723 (IR No. 1052723)	G1052723 (IR No. 1052723)	9	VRB Energy Inc.
China	VRB Design	Registered	42722019	42722019	9	VRB ENERGY INC.
China	VRB Design	Registered	40209506	40209506	37	VRB ENERGY INC.
China	VRB ENERGY in Chinese Characters	Registered	39701471	39701471	6	VRB ENERGY INC.
China	VRB ENERGY (and Chinese Characters and Design)	Registered	36719819	36719819	6	VRB ENERGY INC.
China	VRB ENERGY VANADIUM REDOX BATTERY SOLUTIONS (and Chinese Characters and Design)	Registered	33603164	33603164	6	VRB ENERGY INC.

2

Country	Mark	Status	Application No.	Registration No.	Class	Owner
China	VRB ENERGY VANADIUM REDOX BATTERY SOLUTIONS (and Chinese Characters and Design)	Registered	33603167	33603167	11	VRB ENERGY INC.
China	VRB ENERGY VANADIUM REDOX BATTERY SOLUTIONS (and Chinese Characters and Design)	Registered	33603169	33603169	37	VRB ENERGY INC.
China	VRB ENERGY VANADIUM REDOX BATTERY SOLUTIONS (and Chinese Characters and Design)	Registered	33603168	33603168	17	VRB ENERGY INC.
China	VRB ENERGY VANADIUM REDOX BATTERY SOLUTIONS (and Chinese Characters and Design)	Registered	33603162	33603162	1	VRB ENERGY INC.
China	VRB ENERGY VANADIUM REDOX BATTERY SOLUTIONS (and Chinese Characters and Design)	Registered	33603165	33603165	7	VRB ENERGY INC.

3

Country	Mark	Status	Application No.	Registration No.	Class	Owner
China	VRB ENERGY VANADIUM REDOX BATTERY SOLUTIONS (and Chinese Characters and Design)	Registered	33603163	33603163	4	VRB ENERGY INC.
China	VRB ENERGY VANADIUM REDOX BATTERY SOLUTIONS (and Design)	Registered	40209508	40209508	7	VRB ENERGY INC.
China	VRB ENERGY VANADIUM REDOX BATTERY SOLUTIONS (and Design)	Registered	40209509	40209509	1	VRB ENERGY INC.
China	VRB ENERGY VANADIUM REDOX BATTERY SOLUTIONS	Registered	40209505	40209505	37	VRB ENERGY INC.
China	VRB ENERGY	Registered	42696955	42696955	9	VRB ENERGY INC.
China	VRB ENERGY & Design	Registered	36714844	36714844	6	VRB ENERGY INC.

4

Country	Mark	Status	Application No.	Registration No.	Class	Owner
China	VRB ENERGY & Design	Registered	36518057	36518057	9	VRB ENERGY INC. (Cayman Island)
China		Published on Jun 13, 2024	77735432		1	VRB ENERGY INC.
China		Published on Jun 13, 2024	77742632		6	VRB ENERGY INC.
China		Published on Jun 13, 2024	77754127		17	VRB ENERGY INC.
China		Published on Jun 13, 2024	77746229		7	VRB ENERGY INC.
China		Published on Jun 13, 2024	77736346		9	VRB ENERGY INC.
China		Published on Jun 13, 2024	77746250		11	VRB ENERGY INC.
China		Published on Jun 13, 2024	77760888		37	VRB ENERGY INC.
China		Published on Jun 13, 2024	77745766		4	VRB ENERGY INC.
China		Published on Jun 13, 2024	77754916		1	VRB ENERGY INC.
China		Published on Jun 13, 2024	77752231		6	VRB ENERGY INC.
China		Published on Jun 13, 2024	77731194		7	VRB ENERGY INC.
China		Published on Jun 13, 2024	77731278		9	VRB ENERGY INC.
China		Published on Jun 13, 2024	77755412		11	VRB ENERGY INC.
China		Published on Jun 13, 2024	77755271		17	VRB ENERGY INC.

5

Country	Mark	Status	Application No.	Registration No.	Class	Owner
China		Published on Jun 13, 2024	77740687		37	VRB ENERGY INC.
China		Published on Jun 13, 2024	77752937		4	VRB ENERGY INC.
China		Published on Jun 13, 2024	77750062		1	VRB ENERGY INC.
China		Published on Jun 13, 2024	77750265		6	VRB ENERGY INC.
China		Published on Jun 13, 2024	77757347		7	VRB ENERGY INC.
China		Published on Jun 13, 2024	77753371		9	VRB ENERGY INC.
China		Published on Jun 13, 2024	77757241		17	VRB ENERGY INC.
China		Published on Jun 13, 2024	77761337		11	VRB ENERGY INC.
China		Published on Jun 13, 2024	77753435		37	VRB ENERGY INC.
China		Published on Jun 13, 2024	77736381		4	VRB ENERGY INC.
China		Published on Jun 13, 2024	77754971		1	VRB ENERGY INC.
China		Published on Jun 13, 2024	77760868		7	VRB ENERGY INC.
China		Published on Jun 13, 2024	77748572		6	VRB ENERGY INC.
China		Published on Jun 13, 2024	77747568		9	VRB ENERGY INC.
China		Published on Jun 13, 2024	77754994		11	VRB ENERGY INC.

6

Country	Mark	Status	Application No.	Registration No.	Class	Owner
China		Published on Jun 13, 2024	77753421		17	VRB ENERGY INC.
China		Published on Jun 13, 2024	77740742		37	VRB ENERGY INC.
India	VRB ENERGY (and Design)	Registered	4103374	4103374	9	VRB ENERGY INC.
India	VRB MW-ESS	Registered	1971562	1971562	9	VRB ENERGY INC.
India	VRB ENERGY (and Chinese Characters Design)	Registered	4103375	4103375	9	VRB ENERGY INC.
International Bureau (WIPO)	VRB ENERGY & Design	Registered	97361130	1702772A (Thailand and Vietnam designations; child registration of IR No. 1702772)	9	VRB Energy Inc.
International Bureau (WIPO)	VRB KW-ESS	Registered	1058676	1058676A (Korea and Kenya designations; child registration of IR No. 1058676)	9	VRB Energy Inc.
International Bureau (WIPO)	VRB MW-ESS	Registered	1052723	1052723 (China designation only; entire IR)	9	VRB Energy Inc.
International Bureau (WIPO)	VRB MW-ESS	Registered	1059221	1059221 (Kenya designation only; entire IR)	9	VRB Energy Inc.
Japan	VRB ENERGY & Design	Registered	2019-031766	6156814	9	"VRB ENERGY INC. (UNKNOWN) ブイアールビー エネルギー インコーポレイテッド "

7

Country	Mark	Status	Application No.	Registration No.	Class	Owner
Japan	VRB ENERGY & Design	Registered	2019-031767	6156815	9	"VRB ENERGY INC. (UNKNOWN) ブイアールビー エネルギー インコーポレイテッド "
Republic of Korea	VRB MW-ESS	Registered	40-2010-0035543	40-0892337-0000	9	VRB Energy Inc.
Republic of Korea	VRB KW-ESS	Registered	1058676 (IR No. 1058676)	1058676 (IR No. 1058676)	9	VRB Energy Inc.
Thailand	VRB ENERGY & Design	Pending	230102499 (IR No. 1702772)	1702772 (IR No. 1702772)	9	VRB Energy Inc.
Indonesia	VRB MW-ESS	Registered	D002010025479	IDM000330544	9	VRB Energy Inc. JD Holding Inc.
Vietnam	VRB ENERGY & Design	Abandoned	1702772 (IR No. 1702772)	1702772 (IR No. 1702772)	9	VRB Energy Inc.
South Africa	Heartbeat Logo	Abandoned	200407710	200407710	9	VRB Energy Inc.
South Africa	VRB	Registered	200407881	200407881	9	VRB Energy Inc.
South Africa	VRB KW-ESS	Registered	201026231	201026231	9	VRB Energy Inc.
South Africa	VRB MW-ESS	Registered	201010979	201010979	9	VRB Energy Inc.
South Africa	VRB-ESS	Registered	200407882	200407882	9	VRB Energy Inc.
Kenya	VRB KW-ESS	Registered	1058676 (IR No. 1058676)	1058676 (IR No. 1058676)	9	VRB Energy Inc. JD Holding Inc.
Kenya	VRB MW-ESS	Registered	1059221 (IR No. 1059221)	1059221 (IR No. 1059221)	9	VRB Energy Inc. JD Holding Inc.

8

APPENDIX C-1

附件 C-1

(see attached)

Appendix C-1

VRB Cayman Registered Patents

Owned by VRB Cayman

Country	Title	Application No.	Date Filed	Patent No.	Owner
United States of America	SYSTEM AND METHOD FOR OPTIMIZING EFFICIENCY AND POWER OUTPUT FROM A VANADIUM REDOX BATTERY ENERGY STORAGE SYSTEM	11032280	Jan 10, 2005	8277964	VRB Energy Inc.
United States of America	POWER GENERATION SYSTEM INCORPORATING A VANADIUM REDOX BATTERY AND A DIRECT CURRENT WIND TURBINE GENERATOR	11035922	Jan 14, 2005	7265456	VRB Energy Inc.
United States of America	VANADIUM REDOX BATTERY ENERGY STORAGE AND POWER GENERATING SYSTEM INCORPORATING AND OPTIMIZING DIESEL ENGINE GENERATORS	11035466	Jan 14, 2005	7353083	VRB Energy Inc.
United States of America	METHOD FOR RETROFITTING WIND TURBINE FARMS	11048388	Feb 1, 2005	7227275	VRB Energy Inc.
United States of America	TELECOMMUNICATION SYSTEM INCORPORATING A VANADIUM REDOX BATTERY ENERGY STORAGE SYSTEM	11341770	Jan 27, 2006	7181183	VRB Energy Inc.
United States of America	SYSTEM AND METHOD FOR A SELF-HEALING GRID USING DEMAND SIDE MANAGEMENT TECHNIQUES AND ENERGY STORAGE	11377034	Mar 16, 2006	7184903	VRB Energy Inc.
United States of America	SYSTEM AND METHOD FOR A SELF-HEALING GRID USING DEMAND SIDE MANAGEMENT TECHNIQUES AND ENERGY STORAGE	11584897	Oct 23, 2006	7389189	VRB Energy Inc.
United States of America	INHERENTLY SAFE REDOX FLOW BATTERY STORAGE SYSTEM	11716120	Mar 9, 2007	7517608	VRB Energy Inc.
United States of America	VANADIUM REDOX BATTERY INCORPORATING MULTIPLE ELECTROLYTE RESERVOIRS	11728521	Mar 26, 2007	7740977	VRB Energy Inc.
United States of America	ELECTROCHEMICAL BATTERY INCORPORATING INTERNAL MANIFOLDS	11893929	Aug 17, 2007	7687193	VRB Energy Inc.
United States of America	ELECTROCHEMICAL BATTERY INCORPORATING INTERNAL MANIFOLDS	12197932	Aug 25, 2008	7682728	VRB Energy Inc.
United States of America	INTEGRATED SYSTEM FOR ELECTROCHEMICAL ENERGY STORAGE SYSTEM	12820972	Jun 22, 2010	10651492	VRB Energy Inc.
United States of America	SYSTEMS AND METHODS FOR REDOX FLOW BATTERY SCALABLE MODULAR REACTANT STORAGE	12975709	Dec 22, 2010	8709629	VRB Energy Inc.
United States of America	SYSTEMS AND METHODS FOR ASSEMBLING REDOX FLOW BATTERY REACTOR CELLS	13269362	Oct 7, 2011	10141594	VRB Energy Inc.

1

Country	Title	Application No.	Date Filed	Patent No.	Owner
United States of America	VANADIUM REDOX BATTERY ENERGY STORAGE SYSTEM	13332002	Dec 20, 2011	9853454	VRB Energy Inc.
United States of America	SYSTEM AND METHOD FOR OPTIMIZING EFFICIENCY AND POWER OUTPUT FROM A VANADIUM REDOX BATTERY ENERGY STORAGE SYSTEM	13605771	Sep 6, 2012	9853306	VRB Energy Inc.
Mexico	TELECOMMUNICATION SYSTEM INCORPORATING A VANADIUM REDOX BATTERY ENERGY STORAGE SYSTEM	MXa2008009345	Oct 24, 2006	283056	VRB Energy Inc.
Mexico	SYSTEMS AND METHODS FOR ASSEMBLING REDOX FLOW BATTERY REACTOR CELLS	MXa2014003414	Sep 14, 2012	358374	VRB Energy Inc.
Chile	INHERENTLY SAFE REDOX FLOW BATTERY STORAGE SYSTEM	29922007	Oct 18, 2007	46.336	VRB Energy Inc.

2

VRB Cayman Registered Trademarks

Owned by VRB Cayman

Country	Mark	Status	Application No.	Registration No.	Class	Owner
Australia	Heartbeat Logo	Registered	1007859	1007859	9	VRB Energy Inc.
Australia	VRB	Registered	1007860	1007860	9	VRB Energy Inc.
Australia	VRB ENERGY (and Chinese Characters Design)	Registered	1992616	1992616	9	VRB Energy Inc.
Australia	VRB ENERGY (and Design)	Registered	1992617	1992617	9	VRB Energy Inc.
Australia	VRB ENERGY STORAGE SYSTEM	Registered	1007861	1007861	9	VRB Energy Inc.
Australia	VRB MW-ESS	Registered	1370581	1370581	9	VRB Energy Inc.
Australia	VRB POWER	Registered	1007858	1007858	9	VRB Energy Inc.
Australia	VRB-ESS	Registered	1007862	1007862	9	VRB Energy Inc.
Australia	VRB KW-ESS	Registered	1399866	1399866	9	VRB Energy Inc.
Canada	Heartbeat Logo	Registered	1212146	TMA697644	9	VRB Energy Inc.
Canada	PRUDENT ENERGY VRB SYSTEMS & Design	Registered	1484844	TMA806983	9	VRB Energy Inc.
Canada	VRB ENERGY & Design	Pending	2229697 (IR No. 1702772)	1702772 (IR No. 1702772)	9	VRB Energy Inc.
Canada	VRB	Registered	1212151	TMA694908	9	VRB Energy Inc.
Canada	VRB MW-ESS	Registered	1484843	TMA807017	9	VRB Energy Inc.
Canada	VRB-ESS	Registered	1212149	TMA695019	9	VRB Energy Inc.
Canada	VRB ENERGY (and Chinese Characters Design)	Registered	1948726	TMA1209131	9	VRB Energy Inc.

3

Country	Mark	Status	Application No.	Registration No.	Class	Owner
Canada	VRB ENERGY & Design	Registered	1948725	TMA1209132	9	VRB Energy Inc.
Chile	VRB MW-ESS	Registered	906486	903936	9	VRB Energy Inc.
European Union	VRB ENERGY & Design	Registered	1702772 (IR No. 1702772)	1702772 (IR No. 1702772)	9	VRB Energy Inc.
European Union	VRB MW-ESS	Registered	009126814	009126814	9	VRB Energy Inc.
European Union	VRB KW-ESS	Registered	1058676 (IR No. 1058676)	1058676 (IR No. 1058676)	9	VRB Energy Inc.
European Union	VRB ENERGY & Design	Registered	018028815	018028815	9	VRB Energy Inc.
European Union	VRB ENERGY (and Chinese Characters Design)	Registered	018028793	018028793	9	VRB Energy Inc.
International Bureau (WIPO)	Heartbeat Logo	Registered	840388	840388 (UK designation only; entire IR)	9	VRB Energy Inc.
International Bureau (WIPO)	VRB	Registered	840390	840390 (Mexico and UK designations; entire IR)	9	VRB Energy Inc.
International Bureau (WIPO)	VRB ENERGY & Design	Registered	1702772	1702772 (Canada, EU, and UK designations; parent of IR No. 1702772A)	9	VRB Energy Inc.
International Bureau (WIPO)	VRB-ESS	Registered	840386	840386 (Mexico and UK designations; entire IR)	9	VRB Energy Inc.
International Bureau (WIPO)	VRB ENERGY STORAGE SYSTEM	Registered	840389	840389 (Mexico and UK designations; entire IR)	9	VRB Energy Inc.
International Bureau (WIPO)	VRB KW-ESS	Registered	1058676	1058676 (EU, Switzerland, Turkey, and UK designations; parent of IR No. 1058676A)	9	VRB Energy Inc.
Mexico	VRB	Registered	1497286 (IR No. 840390)	1512833 (IR No. 840390)	9	VRB Energy Inc.

4

Country	Mark	Status	Application No.	Registration No.	Class	Owner
Mexico	VRB-ESS	Registered	1489742 (IR No. 840386)	1505711 (IR No. 840386)	9	VRB Energy Inc.
Mexico	VRB ENERGY STORAGE SYSTEM	Lapsed	1489775 (IR. No. 840389)	1505732 (IR. No. 840389)	9	VRB Energy Inc.
Switzerland	VRB KW-ESS	Registered	1058676 (IR No. 1058676)	1058676 (IR No. 1058676)	9	VRB Energy Inc.
Turkey	VRB MW-ESS	Registered	201047696	201047696	9	VRB Energy Inc.
Turkey	VRB KW-ESS	Registered	1058676 (IR No. 1058676)	1058676 (IR No. 1058676)	9	VRB Energy Inc.
United Kingdom	Heartbeat Logo	Registered	840388 (IR No. 840388)	840388 (IR No. 840388)	9	VRB Energy Inc.
United Kingdom	VRB	Registered	840390 (IR No. 840390)	840390 (IR No. 840390)	9	VRB Energy Inc.
United Kingdom	VRB ENERGY & Design	Registered	1702772 (IR No. 1702772)	1702772 (IR No. 1702772)	9	VRB Energy Inc.
United Kingdom	VRB-ESS	Registered	840386 (IR No. 840386)	840386 (IR No. 840386)	9	VRB Energy Inc.
United Kingdom	VRB MW-ESS	Registered	UK00909126814	UK00909126814	9	VRB Energy Inc.
United Kingdom	VRB POWER	Registered	2536715	2536715	9	VRB Energy Inc.
United Kingdom	VRB ENERGY STORAGE SYSTEM	Registered	840389 (IR No. 840389)	840389 (IR No. 840389)	9	VRB Energy Inc.
United Kingdom	VRB KW-ESS	Registered	UK00801058676 (IR No. 1058676)	UK00801058676 (IR No. 1058676)	9	VRB Energy Inc.
United Kingdom	VRB ENERGY & Design	Registered	UK00918028815	UK00918028815	9	VRB Energy Inc.
United Kingdom	VRB ENERGY (and Chinese Characters Design)	Registered	UK00918028793	UK00918028793	9	VRB Energy Inc.
United States of America	VRB	Registered	76/570,858	3098573	9	VRB Energy Inc.
United States of America	VRB ENERGY & Design	Allowed	97/361,130		9	VRB Energy Inc.
United States of America	VRB-ESS	Registered	76/570,857	3098572	9	VRB Energy Inc.

5

Country	Mark	Status	Application No.	Registration No.	Class	Owner
United States of America	VRB ENERGY (and Chinese Characters Design)	Allowed	97/361,136		9	VRB Energy Inc.

6

APPENDIX C-2

附件 C-2

(see attached)

Appendix C-2

VRB China Registered Patents

To Be Assigned To VRB Cayman

Country	Title	Application No.	Date Filed	Patent No.	Owner
United States of America	METHOD FOR RECOVERING CAPACITY OF VANADIUM REDOX FLOW BATTERY	18679153	May 30, 2024		VRB Energy Operations (Beijing) Co. Ltd.
United States of America	FLOW BATTERY TESTING DEVICE	18744315	Jun 14, 2024		VRB Energy Operations (Beijing) Co. Ltd.
United States of America	BIPOLAR PLATE FOR FLOW BATTERY AND FLOW BATTERY	18744285	Jun 14, 2024		VRB Energy Operations (Beijing) Co. Ltd.
United States of America	INSULATING PROTECTIVE MECHANISM, CONVEYING APPARATUS, AND FLOW BATTERY ENERGY STORAGE SYSTEM	18742684	Jun 13, 2024		VRB Energy Operations (Beijing) Co. Ltd.
United States of America	DEVICE FOR TESTING GAS TIGHTNESS OF BIPOLAR PLATE	18744245	Jun 14, 2024		VRB Energy Operations (Beijing) Co. Ltd.
United States of America	ELECTROLYTE STORAGE TANK	18742737	Jun 13, 2024		VRB Energy Operations (Beijing) Co. Ltd.
United States of America	FLOW BATTERY CLEANING APPARATUS, METHOD, AND SYSTEM	18756901	Jun 27, 2024		VRB Energy Operations (Beijing) Co. Ltd.
United States of America	FLOW BATTERY DEGASSING DEVICE, DEGASSING METHOD, SYSTEM AND STORAGE MEDIUM	18741180	Jun 12, 2024		VRB Energy Operations (Beijing) Co. Ltd.
United States of America	BIPOLAR PLATE AND CURRENT COLLECTOR PLATE OF FLOW BATTERY	18756343	Jun 27, 2024		VRB Energy Operations (Beijing) Co. Ltd.
United States of America	ALL-VANADIUM REDOX FLOW BATTERY SYSTEM	18742653	Jun 13, 2024		VRB Energy Operations (Beijing) Co. Ltd.
United States of America	METHOD AND SYSTEM OF IMPLEMENTING ELECTROLYTE MONITORING, COMPUTER STORAGE MEDIUM, AND TERMINAL	18777117	Jul 18, 2024		VRB Energy Operations (Beijing) Co. Ltd.
United States of America	CONDUCTIVE PASTE, PREPARATION METHOD THEREFOR, COMPOSITE ELECTRODE, AND FLOW BATTERY	18750339	Jun 21, 2024		VRB Energy Operations (Beijing) Co. Ltd.
United States of America	BIPOLAR PLATE STRUCTURE, METHOD OF MANUFACTURING SAME, AND FLOW BATTERY	18750309	Jun 21, 2024		VRB Energy Operations (Beijing) Co. Ltd.
United States of America	Flow Battery	18750299	Jun 21, 2024		VRB Energy Operations (Beijing) Co. Ltd.

1

Country	Title	Application No.	Date Filed	Patent No.	Owner
United States of America	REDOX FLOW BATTERY AND METHOD FOR OPERATING THE BATTERY CONTINUOUSLY IN A LONG PERIOD OF TIME	12810950	Dec 14, 2009	10608274	Beijing Pu Neng Century Sci & Tech Co., Ltd.
United States of America	POLYMER BLEND PROTON EXCHANGE MEMBRANE AND METHOD FOR MANUFACTURING THE SAME	12821961	Jun 23, 2010	8486579	Beijing Pu Neng Century Sci & Tech Co., Ltd.
United States of America	POLYMER BLEND PROTON EXCHANGE MEMBRANE AND METHOD FOR MANUFACTURING THE SAME	13934046	Jul 2, 2013	10923754	Beijing Pu Neng Century Sci & Tech Co., Ltd.
United States of America	VANADIUM CELL SOC BALANCED SYSTEM	18051478	Oct 31, 2022		VRB Energy Operations (Beijing) Co. Ltd.
United States of America	DISTRIBUTED LARGE-SCALE SYSTEM OF ALL-VANADIUM REDOX FLOW BATTERY	18051479	Oct 31, 2022		VRB Energy Operations (Beijing) Co. Ltd.
United States of America	VANADIUM BATTERY SOC BALANCE SYSTEM STRUCTURE AND CONTROL METHOD THEREOF	18145778	Dec 22, 2022		VRB Energy Operations (Beijing) Co. Ltd.
United States of America	METHOD FOR PREPARING VANADIUM ELECTROLYTE FOR ALL-VANADIUM REDOX FLOW BATTERY	18157013	Jan 19, 2023		VRB Energy Operations (Beijing) Co. Ltd. Beijing Pu Neng Century Sci & Tech Co., Ltd.
United States of America	METHOD AND DEVICE FOR ACCURATELY CONTROLLING REDUCTION VALENCE STATE OF HIGH-PURITY VANADIUM PENTOXIDE	18157014	Jan 19, 2023		VRB Energy Operations (Beijing) Co. Ltd. Beijing Pu Neng Sci & Tech Co., Ltd. Beijing Pu Neng Century Sci & Tech Co., Ltd.
United States of America	BATTERY MANAGEMENT SYSTEM OF FLOW BATTERY	18171855	Feb 21, 2023		VRB Energy Operations (Beijing) Co. Ltd. Beijing Pu Neng Sci & Tech Co., Ltd. Beijing Pu Neng Century Sci & Tech Co., Ltd.

2

VRB China Registered Trademarks

To Be Assigned To VRB Cayman

(none)

3